UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2016

Bluerock Residential Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor

New York, NY 10019

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

The information in this Report set forth under Item 2.03 is incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF BALANCE SHEET ARRANGEMENT OF REGISTRANT

Refinance of Senior Mortgage Debt Related to Lansbrook Village

On July 8, 2016, Bluerock Residential Growth REIT, Inc., or the Company, through our operating partnership, Bluerock Residential Holdings, L.P., a Delaware limited partnership, or our Operating Partnership, caused BR Carroll Lansbrook, LLC, a Delaware limited liability company, or the Lansbrook Owner, to refinance its senior mortgage debt secured by our condominium property located in Palm Harbor, Florida, consisting of 617 units, or Lansbrook Village, pursuant to that certain Multifamily Loan and Security Agreement (Non-Recourse) by and between the Lansbrook Owner and Walker & Dunlop, LLC, a Delaware limited liability company, dated as of July 8, 2016, or the Loan Agreement. Pursuant to the Loan Agreement, Walker & Dunlop, LLC made a senior mortgage loan to the Lansbrook Owner in the original principal amount of $57.19 million, or the Loan. The Loan was concurrently assigned to Fannie Mae, or the Lender.

Specifically, our Operating Partnership caused the Lansbrook Owner to refinance its senior mortgage debt through BRG Lansbrook, LLC, a Delaware limited liability company and a wholly owned subsidiary of our Operating Partnership, which is the sole member of BR Lansbrook JV Member, LLC, a Delaware limited liability company, which is the majority-owner of BR Carroll Lansbrook JV, LLC, which is the sole member of the Lansbrook Owner.

The Loan will mature on August 1, 2026. The first payment on the Loan will be due September 1, 2016 in the amount of $143,160.87. Thereafter and up to and including August 1, 2020, the Loan will require monthly, interest-only payments. After August 1, 2020 and through maturity, the Loan will require monthly payments in the amount of $92,670.84 in principal curtailment along with accrued interest. The interest rate on the Loan will be 2.907% until September 1, 2016. Thereafter, the interest rate will be calculated monthly using the LIBOR rate for one-month U.S. Dollar-denominated deposits as reported by Reuters through electronic transmission and a margin of 2.440%. The Lansbrook Owner has the ability to convert the Loan to a fixed rate loan pursuant to the terms of the Loan Agreement. If the fixed rate conversion is elected, it may cause the extension of the maturity date pursuant to the terms of the Loan Agreement.

On July 8, 2016, in connection with the Loan, the Company entered into a Guaranty of Non-Recourse Obligations to provide certain standard scope non-recourse carveout guarantees to the Loan which generally provide the Lender protection against losses for so-called “bad acts,” of the Lansbrook Owner, and may include full recourse liability for more significant events such as the bankruptcy of the Lansbrook Owner or unpermitted transfers of Lansbrook Village or control interests of the Lansbrook Owner. Also in connection with the Loan, the Lansbrook Owner entered into an Environmental Indemnity Agreement providing for the indemnification of the Lender with regards to specified environmental liabilities such as hazardous waste contamination or violation of environmental laws at Lansbrook Village.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)          Exhibits.

Exhibit No.	Description

10.1	Multifamily Loan and Security Agreement (Non-Recourse), by and between BR Carroll Lansbrook, LLC and Walker & Dunlop, LLC, dated as of July 8, 2016.
10.2	Interest Rate Cap Reserve and Security Agreement, by and between BR Carroll Lansbrook, LLC and Walker & Dunlop, LLC, dated as of July 8, 2016.
10.3	Consolidated, Amended and Restated Multifamily Note, by and between BR Carroll Lansbrook, LLC and Walker & Dunlop, LLC, dated as of July 8, 2016.
10.4	Consolidated, Amended and Restated Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Florida), by BR Carroll Lansbrook, LLC to and for the benefit of Walker & Dunlop, LLC, dated as of July 8, 2016.
10.5	Assignment of Management Agreement, by and among BR Carroll Lansbrook, LLC, Walker & Dunlop, LLC and Carroll Management Group, LLC, dated as of July 8, 2016.
10.6	Assignment of Security Instrument (Consolidated, Amended and Restated Multifamily Mortgage, Assignment of Leases and Rents Security Agreement and Fixture Filing) by Walker & Dunlop, LLC to and for the benefit of Fannie Mae, dated as of July 8, 2016.
10.7	Environmental Indemnity Agreement, by BR Carroll Lansbrook, LLC to and for the benefit of Walker & Dunlop, LLC, dated as of July 8, 2016.
10.8	Guaranty of Non-Recourse Obligations, by Bluerock Residential Growth REIT, Inc. and Carroll Multifamily Real Estate Fund III, L.P. to and for the benefit of Walker & Dunlop, LLC, dated as of July 8, 2016.
10.9	First Amendment to Limited Liability Company Agreement of BR Carroll Lansbrook, LLC, by BR Carroll Lansbrook JV, LLC, dated as of July 8, 2016.
10.10	First Amendment to Limited Liability Company Agreement of BR Carroll Lansbrook JV, LLC, by BR Lansbrook JV Member, LLC and Carroll Lansbrook JV Member, LLC, dated as of July 8, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Dated: July 11, 2016	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Multifamily Loan and Security Agreement (Non-Recourse), by and between BR Carroll Lansbrook, LLC and Walker & Dunlop, LLC, dated as of July 8, 2016.
10.2	Interest Rate Cap Reserve and Security Agreement, by and between BR Carroll Lansbrook, LLC and Walker & Dunlop, LLC, dated as of July 8, 2016.
10.3	Consolidated, Amended and Restated Multifamily Note, by and between BR Carroll Lansbrook, LLC and Walker & Dunlop, LLC, dated as of July 8, 2016.
10.4	Consolidated, Amended and Restated Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Florida), by BR Carroll Lansbrook, LLC to and for the benefit of Walker & Dunlop, LLC, dated as of July 8, 2016.
10.5	Assignment of Management Agreement, by and among BR Carroll Lansbrook, LLC, Walker & Dunlop, LLC and Carroll Management Group, LLC, dated as of July 8, 2016.
10.6	Assignment of Security Instrument (Consolidated, Amended and Restated Multifamily Mortgage, Assignment of Leases and Rents Security Agreement and Fixture Filing) by Walker & Dunlop, LLC to and for the benefit of Fannie Mae, dated as of July 8, 2016.
10.7	Environmental Indemnity Agreement, by BR Carroll Lansbrook, LLC to and for the benefit of Walker & Dunlop, LLC, dated as of July 8, 2016.
10.8	Guaranty of Non-Recourse Obligations, by Bluerock Residential Growth REIT, Inc. and Carroll Multifamily Real Estate Fund III, L.P. to and for the benefit of Walker & Dunlop, LLC, dated as of July 8, 2016.
10.9	First Amendment to Limited Liability Company Agreement of BR Carroll Lansbrook, LLC, by BR Carroll Lansbrook JV, LLC, dated as of July 8, 2016.
10.10	First Amendment to Limited Liability Company Agreement of BR Carroll Lansbrook JV, LLC, by BR Lansbrook JV Member, LLC and Carroll Lansbrook JV Member, LLC, dated as of July 8, 2016.